PURCHASE COMMITMENTS	12 Months Ended
Dec. 31, 2025
PURCHASE COMMITMENTS
PURCHASE COMMITMENTS

NOTE 21 – PURCHASE COMMITMENTS

The Company has entered into various purchase commitments with domestic and foreign suppliers amounting to approximately $1,564,068 million (of which $389,817 million corresponds to Fixed and Intangible Assets commitments) and $1,304,401 million (of which $249,488 million corresponds to Fixed and Intangible Assets commitments) as of December 31, 2025 and 2024, respectively. These purchase commitments include those that contain “take or pay” clauses, which force the buyer to purchase a quantity of a product or service in a period, usually annually, or, alternatively, to pay that amount even if it has not been taken or accepted to receive it.

The table below details commitments within one year and beyond one year:

	As of December 31,
	2025	2024
Committed within one year	736,136	545,383
Committed beyond one year	827,932	759,018
	1,564,068	1,304,401